EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cosmo Communications Corporation (the "Company") on Form 10-K for the year ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Carol Atkinson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Cosmo Communications Corporation and will be retained by Cosmo Communications Corporation and furnished to the Securities and Exchange Commission or its staff upon request

/S/ Carol Atkinson
Carol Atkinson
Chief Financial Officer
(Principal Accounting and Financial Officer)

Date: June 29, 2012